Exhibit 10.9.9

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDING AGREEMENT is made as of the __6th____ day of March, 2009,

B E T W E E N:
JPMORGAN CHASE BANK, N.A.

(hereinafter referred to as the "Agent")

- and -

THOSE BANKS WHOSE NAMES APPEAR ON THE SIGNATURE PAGES HERETO

(hereinafter collectively referred to as the "Lenders")

- and -

VITRAN CORPORATION INC., VITRAN EXPRESS CANADA INC. AND VITRAN CORPORATION

(hereinafter collectively referred to as the "Borrowers")

- and -

THE GUARANTORS WHOSE NAMES APPEAR ON THE SIGNATURE PAGES HERETO

(hereinafter collectively referred to as the "Guarantors")

WHEREAS the Agent, the Lenders and the Borrowers entered into a Credit Agreement dated as of July 31, 2007 (the "Original Credit Agreement");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 1 to Credit Agreement dated as of January 21, 2008 (the "First Amendment");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 2 to Credit Agreement dated as of April 10, 2008 (the "Second Amendment");

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 3 to Credit Agreement dated as of December 30, 2008 (the "Third Amendment") (the Original Credit Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is hereinafter referred to as the "Credit Agreement");

AND WHEREAS the Borrowers have requested certain amendments to the Credit Agreement, and the Agent and the Lenders have agreed to grant such amendments, subject to the terms and conditions set out in this Agreement;

NOW THEREFORE in consideration of the premises and the agreements herein set out and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

INTERPRETATION

1.1	Definitions.

Unless otherwise defined herein, capitalized terms used in this amendment agreement (this "Agreement"), including in the recitals hereto, shall have the meanings ascribed to such terms in the Credit Agreement.

1.2	References to Credit Agreement.

Upon execution of this Agreement, the Credit Agreement shall be deemed to have been amended as of the Amendment Effective Date (as that term is defined in Article IV hereof).  The terms "hereof", "herein", "this agreement" and similar terms used in the Credit Agreement, shall mean and refer to, from and after the Amendment Effective Date, the Credit Agreement as amended by this Agreement.

1.3	Continued Effectiveness.

Nothing contained in this Agreement shall be deemed to be a waiver by the Agent or the Lenders of compliance by the Borrowers and Guarantors of any covenant or agreement contained in, or a waiver of any Default or Event of Default under, the Credit Agreement or applicable Guarantee and each of the parties hereto agree that the Credit Agreement as amended by this Agreement shall remain in full force and effect.

1.4	Benefit of the Agreement.

This Agreement shall enure to the benefit of and be binding upon the Borrowers, the Guarantors, the Agent and the Lenders and their respective successors and permitted assigns.

1.5	Invalidity of any Provisions.

Any provision of this Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition in such jurisdiction without invalidating the remaining terms and provisions hereof and no such invalidity shall affect the obligation of the Borrower to pay the Secured Obligations in full.

1.6	Captions and Heading.

The inclusion of headings preceding the text of the sections of this Agreement and the headings following each Article in this Agreement are intended for convenience of reference only and shall not affect in any way the construction or interpretation thereof.

2

AMENDMENTS

2.1	Amendments

Subject to satisfaction of the conditions precedent set forth in Article IV of this Agreement, the Credit Agreement is hereby amended, effective as of December 31, 2008, as follows:

2.1.1.A
The definition of "Equity" in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase ", excluding any impact from non-cash impairment charges related to goodwill or intangibles arising on or after December 31, 2008, in each case in accordance with generally accepted accounting principles and as classified on the consolidated balance sheet of Vitran" after the words "shareholders' equity of Vitran" on the third line of such definition.

3
REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties.

Each of the Borrowers and the Guarantors hereby represents and warrants to the Agent and each Lender as follows (which representations and warranties shall survive the execution and delivery of this Agreement, acknowledging that the Agent and the Lenders are relying thereon without independent inquiry in entering into this Agreement):

3.1.1.A
Status and Power.  Each Company is a corporation duly incorporated or amalgamated and organized and validly existing under the laws of its jurisdiction of incorporation or amalgamation.  Each Company is duly qualified, registered or licensed in all jurisdictions where such qualification, registration or licensing is required for such Company to carry on its business, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.  Each Company has all requisite capacity, power and authority to own, hold under licence or lease its properties, to carry on its business and to otherwise enter into, and carry out the transactions contemplated by, the Loan Documents to which it is a party.  None of the Obligors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

3.1.1.B
Authorization and Enforcement of Loan Documents.  All necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by each Obligor of this Agreement.  Each Obligor has duly executed and delivered this Agreement.  This Agreement constitutes a legal, valid and binding obligation of each Obligor, enforceable against each Obligor by the Agent and the Lenders in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and (ii) the fact that the courts may deny the granting or enforcement of equitable rights.

3.1.1.C
Compliance with Other Instruments.  The execution, delivery and performance by each Obligor of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with, result in any breach or violation of, or constitute a default under the terms, conditions or provisions of the articles of incorporation (or amalgamation, as applicable) or by-laws of the Obligors, any Applicable Law or any agreement, lease, licence, permit or other instrument to which any  Obligor is a party or is otherwise bound or by which any Obligor benefits or to which its property is subject and do not require the consent or approval of any Official Body or any other Person except as has been obtained.  Each Obligor has complied with all Applicable Law in respect of this Agreement and the transactions contemplated herein.

3.1.1.D
Compliance with Laws.  None of the Companies are in violation of any agreement, employee benefit plan, pension plan, mortgage, franchise, licence, judgment, decree, order, statute, rule or regulation relating in any way to itself, to the operation of its business or to its property or assets and which could reasonably be expected to have a Material Adverse Effect.

3.1.1.E	Default. No Default or Event of Default under the Credit Agreement has occurred or is continuing.

4
CONDITIONS PRECEDENT

4.1	Conditions Precedent.

This Agreement shall not become effective until the Agent and the Lenders shall have received the following each dated on or before the date hereof and all in form and substance satisfactory to the Agent and the Majority Lenders (the date on which such conditions precedent are satisfied is hereinafter referred to as the "Amendment Effective Date"):

4.1.1.A	this Agreement shall have been duly executed and delivered to the Agent and each of the Lenders on behalf of the Borrowers and the Guarantors; and

4.1.1.B	the Agent shall have received all such other certificates, documents, opinions, and information that it reasonably requests.

5
CONSENT AND CONFIRMATION

5.1	Guarantors Consent
Each of the Guarantors hereby consents to the amendments to the Credit Agreement provided for in this Agreement and hereby confirms that its respective Guarantee remains in full force and effect with respect to the Secured Obligations under the Credit Agreement as amended by this Agreement.
6
MISCELLANEOUS
6.1	Further Assurances.

Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered all such instruments and to take all such action as the other party may reasonably request, and at the expense of such other party in order to more fully effectuate and accomplish the intent and purposes of and to carry out the terms of this Agreement.

6.2	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.3	Consent to Jurisdiction.

Each of the Borrowers and the Guarantors hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of any action, suit or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in any such Ontario court.  Each of the Borrowers and the Guarantors hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each of the Borrowers and the Guarantors agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in another jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section 6.3 shall affect the right of the Agent (on behalf of the Lenders) to bring any suit, action or proceeding against the Borrowers and the Guarantors (or any one or more of them) or their respective assets in the courts of any other jurisdiction.

6.4	Time of the Essence.

Time shall be of the essence in this Agreement in all respects.

6.5	Counterparts.

This Agreement may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Counterparts may be executed and delivered in original, facsimile or portable document format (pdf) form to the other parties hereto and the parties hereto agree to accept any such executed counterparts as original signed versions of this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out above.

VITRAN CORPORATION INC.		VITRAN EXPRESS CANADA INC.

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	President and Chief Executive Officer	Title:	Chief Executive Officer

VITRAN CORPORATION		JPMORGAN CHASE BANK, N.A.,
as Agent

By: /s/ Richard E. Gaetz		By:/s/ Jeffrey Coleman
Name:	Richard E. Gaetz	Name:	Jeffrey Coleman
Title:	Chief Executive Officer	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,		JPMORGAN CHASE BANK, N.A.
Toronto Branch, as Canadian Lender		as U.S. Lender

By: /s/ Jeffrey Coleman		By: /s/ Jeffrey Coleman
Name:	Jeffrey Coleman	Name:	Jeffrey Coleman
Title:	Vice President	Title:	Vice President

FIFTH THIRD BANK,		FIFTH THIRD BANK,
as U.S. Lender		Canadian Branch, as Canadian Lender

By: /s/ William Krummen		By: /s/ Steve Pepper
Name:	William Krummen	Name:	Steve Pepper
Title:	Vice President	Title:	Vice President

WELLS FARGO BANK, N.A.		WELLS FARGO FINANCIAL CORPORATION
as U.S. Lender		CANADA,
as Canadian Lender

By: /s/ Joseph Bianchin		By: ____________________
Name:	Joseph J. Bianchin, III	Name:
Title:	Vice President	Title:

NATIONAL CITY BANK,		NATIONAL CITY BANK,
as U.S. Lender		Canada Branch, as Canadian Lender

By: /s/ Susan Dimmick		By: /s/ Caroline Stade
Name:	Susan J. Dimmick	Name:	Caroline Stade
Title:	Senior Vice President	Title:	Senior Vice President

BANK OF MONTREAL		BANK OF MONTREAL,
Chicago Branch as U.S. Lender		as Canadian Lender

By: _____________________		By: _____________________
Name:		Name:
Title:		Title:

BANK OF AMERICA, N.A.		BANK OF AMERICA, N.A.
as U.S. Lender		Canada Branch, as Canadian Lender

By: /s/ Michael Makaitis		By: /s/ Medina Sales de Andrade
Name:	Michael K. Makaitis	Name:	Medina Sales de Andrade
Title:	Vice President	Title:	Vice President

NATIONAL BANK OF CANADA,		NATIONAL BANK OF CANADA,
New York Branch, as U.S. Lender		as Canadian Lender

By: _____________________		By: _____________________
Name:		Name:
Title:		Title:

LAURENTIAN BANK OF CANADA,
as Canadian Lender

By: _____________________
Name:
Title:

VITRAN LOGISTICS LIMITED		EXPÉDITEUR T.W. LTÉE

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

1124708 ONTARIO INC.		1124709 ONTARIO INC.

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

CAN-AM LOGISTICS INC.		1098304 ONTARIO INC.

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

ROUT-WAY EXPRESS LINES LTD./LES		DONEY HOLDINGS INC.
SERVICES ROUTIERS EXPRESS ROUT LTÉE

By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	By: /s/ Richard E. Gaetz
Title:	Authorized Signatory	Name:	Richard E. Gaetz
		Title:	Authorized Signatory

VITRAN ENVIRONMENTAL SYSTEMS INC.		SOUTHERN EXPRESS LINE OF ONTARIO
LIMITED

By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz
Title:	Authorized Signatory	By: /s/ Richard E. Gaetz
		Name:	Richard E. Gaetz
		Title:	Authorized Signatory

0772703 B.C. LTD.		1277050 ALBERTA INC.

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

VITRAN EXPRESS, INC.		VITRAN EXPRESS WEST INC.

By: /s/ Richard E. Gaetz
By: ___________________		Name:	Richard E. Gaetz
Name:	Richard E. Gaetz	Title:	Authorized Signatory
Title:	Authorized Signatory

KANSAS MOTOR FREIGHT CORP.		R.A. CHRISTOPHER, INC.

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

VITRAN LOGISTICS, INC.		FRONTIER TRANSPORT CORPORATION

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

PJAX, INC.		VITRAN LOGISTICS CORP.

By: /s/ Richard E. Gaetz		By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

LAS VEGAS/L.A. EXPRESS, INC.

By: /s/ Richard E. Gaetz
Name:	Richard E. Gaetz
Title:	Authorized Signatory